009450-0001-08756-PaloAlto.2034351.1                                  08/14/02
8:17 AM
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
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                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): August 14, 2002


                        BEDFORD PROPERTY INVESTORS, INC.
              (Exact Name of Registrant as Specified in Charter)



      Maryland                     1-12222                 68-0306514
   (State or Other               (Commission            (I.R.S. Employer
     Jurisdiction                File Number)          Identification No.)
  of Incorporation)


                              270 Lafayette Circle
                             Lafayette, CA   94549
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (925) 283-8910


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


Item 5.        Other Events.

     On August 14, 2002, the Registrant issued a press release announcing that the Registrant's independent auditors had advised the Board of Directors that the independent auditors would no longer continue their support of the Registrant's prior accounting treatment for services provided by Bedford Acquisitions, Inc. As a result of a change in the accounting treatment for transactions between the Registrant and Bedford Acquisitions, Inc., a restatement of the Registrant's financial statements for 1997, 1998, 1999, 2000, 2001 and the first three months of 2002 is required. The full text of the press release appearing in Exhibit 99.1 is filed and incorporated by reference in this Report.


Item 7.        Financial Statements and Exhibits.

     (c)  EXHIBITS.

     Exhibit No.                   Description

     99.1                     Press Release dated August 14, 2002

     99.2                     906 Certification

Item 9.        Regulation FD Disclosure.

     On August 14, 2002, the Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 for the Registrant's Quarterly Report on Form 10-Q for the period ended June 30, 2002 was delivered to the Securities and Exchange Commission as correspondence accompanying the filing of such Quarterly Report. The full text of the 906 Certification appearing in Exhibit 99.2 is furnished pursuant to Regulation FD.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   BEDFORD PROPERTY INVESTORS, INC.
                                   (Registrant)


                                   By:   /s/ Dennis Klimmek
                                   Name:     Dennis Klimmek
                                   Title:    General Counsel and Secretary



Date:  August 14, 2002